Stoke Therapeutics Edward M. Kaye, M.D. Chief Executive Officer J.P. Morgan 2020 Healthcare Conference January 14, 2020 © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved. Nasdaq: STOK Exhibit 99.1

Disclaimer © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved This presentation has been prepared by Stoke Therapeutics, Inc. (“Stoke”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Stoke assumes no obligation to publicly update any information or forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, subsequent events, or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. This presentation includes express and implied “forward-looking statements.” In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “target,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our strategic plans or objectives, revenues or earnings projections, other financial items, the timing, progress, and results of preclinical studies, timing and likelihood of regulatory approvals, the timing of anticipated clinical trials and data readouts, or business development plans and opportunities. By their nature, these statements are subject to numerous uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Further information on potential risk factors that could affect our business and its financial results are detailed in our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke.

Stoke Therapeutics Amplifying Science to Transform the Experience of Life Stoke is making a new generation of RNA-based genetic medicines that up-regulate protein expression to restore human health. © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

Foundational Elements of Stoke © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Experienced Leaders in Innovation Differentiated Platform with Broad Applicability Strong Financial Position to Support Growth Focused Development Program to transform the experience of life. Amplifying Science

Efficient Execution Since 2018 Launch of Stoke © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved 2019 2018 Completed $163.3M Initial Public Offering Received FDA orphan drug designation for STK-001, a potential disease modifying medicine for Dravet syndrome Enrolled first patient in the BUTTERFLY observational study Presented preclinical data supporting efficacy of STK-001 Completed IND-enabling studies for STK-001 Stoke is Poised to Enter the Clinic Closed $40M Series A financing Nominated Dravet syndrome as lead program; generated in-vivo proof of concept Completed FDA pre-IND meeting Closed $90M Series B financing Built robust intellectual property estate Stoke is Launched

Experienced Leaders in Innovation © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Edward Kaye, M.D. Chief Executive Officer and Director Huw Nash, Ph.D. Chief Operating Officer and Chief Business Officer Barry Ticho, M.D., Ph.D. Chief Medical Officer Steve Tulipano, CPA Chief Financial Officer Gene Liau, Ph.D. Executive Vice President, Head of Research and Preclinical Development Robin Walker, J.D. Senior Vice President, Chief Legal Officer and Chief Compliance Officer

TANGO: An RNA-Based Genetic Medicine Platform for Protein Upregulation © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Targeted Augmentation of Nuclear Gene Output Addresses underlying cause of disease Applicable to most loss-of-function mutations Applies equally to small or large gene targets Gene and tissue specific Controllable dose and duration Can address wide array of diseases Simple and scalable manufacturing TANGO Stoke uses RNA science to restore missing proteins by increasing – or stoking – protein output from healthy genes.

© Copyright 2020 Stoke Therapeutics, Inc. All rights reserved TANGO Restores Protein Levels by Stoking Output From Healthy Genes Stoke’s ASOs bind to specific stretches of pre-mRNA to reduce non-productive mRNA and increase productive mRNA The increased levels of productive mRNA from the functional copy of the gene result in increased protein production For haploinsufficiences, TANGO restores the target protein to near-normal levels

Transformative Potential of TANGO Technology for Haploinsufficiencies © Copyright 2019 Stoke Therapeutics, Inc. All rights reserved. Wild-type pre-mRNA Mutant pre-mRNA Nucleus Cytoplasm pre-mRNA splicing Extracellular fluid 50% protein Wild-type (normal) and mutant allele TANGO mechanism for increasing protein synthesis in a prospective haploinsufficient patient. Wild-type productive mRNA Wild-type non-productive mRNA Mutant mRNA Mutant non-productive mRNA

Transformative Potential of TANGO Technology for Haploinsufficiencies © Copyright 2019 Stoke Therapeutics, Inc. All rights reserved. Wild-type pre-mRNA Mutant pre-mRNA Nucleus Cytoplasm pre-mRNA splicing ASO Extracellular fluid ~100% protein TANGO mechanism for increasing protein synthesis in a prospective haploinsufficient patient. Wild-type productive mRNA Mutant mRNA Wild-type (normal) and mutant allele

Robust Target Identification Process Utilizing Proprietary Bioinformatics Approximately 50% of human genes contain a TANGO signature Cross-referencing with genetic disease databases identifies approximately 2,900 monogenic diseases amenable to TANGO Enables rapid and systematic identification of clinically relevant targets RNA sequencing and in silico discovery datasets Proprietary bioinformatics analysis Universe of non-productive splicing events Genetic disease databases TANGO amenability assessment TANGO targets Cell and tissue validation Hit identification Candidate evaluation and prioritization Source: Stoke data Target identification process © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

Targets Time Horizon Stoke is Initially Focused on Dravet Syndrome and Other Genetic Epilepsies © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Immediate focus Near-term focus Near-to-mid-term focus & collaborations GENETIC EPILEPSIES HAPLOINSUFFICIENCIES PATHWAY UPREGULATION DRAVET SYNDROME Longer-term focus & collaborations

Significant Unmet Need in Genetic Epilepsies © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved 50 million people globally affected by epilepsy 50% of patients with epilepsy have significant cognitive problems 0 Source: WHO 2018 fact sheet; Sirven, Cold Spring Harbor Perspectives in Medicine 2015; Pal et al., Nature Reviews Neurology 2010; Chen et al., JAMA Neurology 2018; Lagae et al., Developmental Medicine & Child Neurology 2017; Vlaskamp et al., Neurology 2019; Reddy SD et al., J Pharmacol Exp Ther 2018; NIH Genetics Home Reference; Company websites While genetic mechanisms are often well understood … genetically-targeted therapies for epilepsies are available >30% of patients are refractory to medical treatment, especially those with a genetic epilepsy Up to >50% of epilepsies have an identified genetic cause and many of these are haploinsufficiencies Diagnostic work-up of epilepsy routinely includes genetic testing for more than 180 disease associated genes

Dravet Syndrome: A Severe, Progressive Genetic Epilepsy © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved 85% 1 out of 16,000 babies are born with Dravet syndrome 20% Sources: Source: 2018 Health Advances Report; Djémié et al., Molecular Genetics & Genomic Medicine 2016; Lagae et al., Developmental Medicine & Child Neurology 2017; Nabbout et al., Orphanet Journal of Rare Diseases 2013 of children and adolescents with Dravet die before adulthood, due to SUDEP, prolonged seizures, seizure-related accidents or infections ~35,000 Seizures are not adequately controlled in 90% of people with Dravet of cases caused by a haploinsufficiency of the SCN1A gene 50% NaV1.1 protein expression results in people affected in the U.S., Canada, Japan, Germany, France and the UK Up to Dravet syndrome is not concentrated in a particular geographic area or ethnic group.

Non-Seizure Comorbidities of Dravet Syndrome Are Not Addressed by Current Therapies © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Dravet is Not Limited to Seizures: More than 90% of patients suffer from at least one non-seizure comorbidity, including Severe intellectual disabilities Severe developmental disabilities Motor impairment Speech impairment Autism Behavioral difficulties Sleep abnormalities High Incidence of Premature Death: Up to 20% of children and adolescents die before adulthood, due to: SUDEP1 Prolonged seizures Seizure-related accidents Infections Note: 1 Sudden Unexpected Death in Epilepsy Sources: Source: 2018 Health Advances Report; Djémié et al., Molecular Genetics & Genomic Medicine 2016; Lagae et al., Developmental Medicine & Child Neurology 2017; Nabbout et al., Orphanet Journal of Rare Diseases 2013; Licheni et al, Developmental Medicine & Child Neurology 2018

STK-001 Significantly Reduces Premature Mortality in Dravet Syndrome Mice

Significant improvements in survival among Dravet syndrome mice after STK-001 administration (20µg) at postnatal day 2



100
80
60
40
20
0
Percent survival
0
10
20
30
40
50
60
70
80
90
Postnatal days
****
Placebo Wild-type
STK-001 Wild-type
STK-001 DS mouse (n = 34)
Placebo DS mouse (n = 62)

****p<0.0001

Source: Stoke data, presented at AES 2019

16 © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

STK-001 Significantly Reduces Premature Mortality in Dravet Syndrome Mice

Significant improvements in survival among Dravet syndrome mice after STK-001 administration (60µg) at postnatal day 14



STK-001 Wild-type
Placebo Wild-type
STK-001 DS mouse (n = 53)
Placebo DS mouse (n = 74)
Percent survival
100
80
60
40
20
0
0
10
20
30
40
50
60
70
80
90
Postnatal days
**

**p<0.005

Source: Stoke data, presented at AES 2019

17 © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

STOKE THERAPEUTICS

Source: Stoke data, presented at AES 2019 STK-001 Significantly Reduces Spontaneous Seizures in Dravet Syndrome Mice © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved 76% of mice treated with STK-001 were seizure-free compared to 48% of placebo-treated mice 48% 76% 38% 14% 80% reduction in the average number of spontaneous seizures compared to placebo (p<0.05) As measured between postnatal days (PND) 22 and 46 in Dravet syndrome mice after a single 20 µg injection of STK-001 at PND 2 Placebo

STK-001 Achieves Broad Distribution and Increases Nav1.1 Protein Expression in NHPs (n=3) © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Exposure of STK-001 observed in all brain regions except pons and thalamus Nav1.1 protein levels increased up to 3-fold Source: Stoke data, presented at AES 2019

Preclinical Studies Show STK-001 Well-Tolerated at a Pharmacologically Active Dose in NHPs Key safety measures No complement activation No decrease in platelet counts No change in renal or hepatic function No clinical signs or symptoms over 28-day period after administration Normal histopathology in brain, liver and kidney ü ü ü ü ü © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Source: Stoke data, presented at AES 2019

STK-001 Has Potential to Address the Genetic Cause of Dravet Syndrome © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Preclinical data support the use of STK-001 in Dravet syndrome: Significant reduction in mortality and seizure frequency in Dravet syndrome mouse model Broad distribution to the brains of non-human primates with intrathecal delivery Ability to dose titrate with wide therapeutic window Effects persisting for at least 14 weeks in Dravet syndrome mice following a single dose Well-tolerated at pharmacologically-active dose levels in non-human primates Selective target engagement may limit potential off-target effects ü ü ü ü ü ü

Several Factors De-Risk STK-001 Clinical Development for Dravet Syndrome Defined patient population: Genetic testing routine in epilepsy diagnostic workups Established regulatory pathway: Existing medicines are approved for Dravet syndrome Validated chemistry and delivery to CNS: Years of experience support use of both No internal manufacturing build-out required: Contract manufacturing is established and highly scalable © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

BUTTERFLY Observational Study Ongoing © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Two-year observational study of children and adolescents ages 2-18 Designed to evaluate seizure frequency and non-seizure comorbidities associated with Dravet syndrome, including: Intellectual disabilities Developmental disabilities Motor impairment Speech impairment Behavioral problems Sleep abnormalities

On-Track to Enroll First Patient in MONARCH Phase 1/2a Trial in 2Q/3Q 2020

- Pre-IND meeting conducted and IND on track
- GLP single-dose toxicology studies completed
- Overview of study design:
  - Analogous trial design and endpoints to recently approved antiepileptic drugs for Dravet syndrome
    - Open label
    - Plan to enroll ~40 patients aged 2-18 at ~20 sites in the U.S.
    - For each dose level, sentinel group ages 13-18, followed by group ages 2-12
    - Primary endpoint: safety and tolerability of a single-ascending dose
  - Secondary endpoints: change in seizure frequency over 12-weeks, cognitive function, quality of life
- Initial data expected in 2021

monarch
A DRAVET SYNDROME STUDY

STOKE THERAPEUTICS

24 © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

Targets Time Horizon PATHWAY UPREGULATION GENETIC EPILEPSIES HAPLOINSUFFICIENCIES DRAVET SYNDROME Expanding the Pipeline Using Stoke’s Proprietary Bioinformatics and TANGO Immediate focus Near-term focus Near-to-mid-term focus & collaborations Longer-term focus & collaborations We plan to expand the pipeline to potential indications that have more complex clinical development paths and/or are caused by multiple genes. © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved We have the funding and the capabilities to take our first 2-3 medicines from discovery to the clinic.

TANGO is Applicable to a Broad Range of Targets

Genetic epilepsy – haploinsufficiency

SYNGAP1



non-productive event
productive mRNA
protein
% non-productive event
Fold of SYNGAP1 mRNA
Fold of SynGAP protein
nM
- 30 60 120 30 60 120
NT
ASO

Pathway target – wild type

CD274 (PD-L1)



non-productive event
productive mRNA
protein
% non-productive event
Fold of CD274 mRNA
Fold of PD-L1 protein
nM
- 5 20 80 5 20 80
NT
ASO

Liver target – autosomal recessive

PCCA



non-productive event
productive mRNA
protein
% non-productive event
Fold of PCCA mRNA
Fold of PCCA mRNA
nM
- 1 5 25 1 5 25
NT
ASO

Correlation between event abundance (+CHX) & upregulation



R^2 = 0.94
p = 0.03
SCN1A
SYNGAP1
PCCA
CD274
Fold upregulation
% non-productive event

NT: non-targeting ASO control, all experiments n = 3, *in vitro*

26 © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

STOKE THERAPEUTICS

Business Development Vision – Sector Expert & Collaborator of Choice Numerous validated targets in therapeutic areas outside of Stoke’s internal scope: metabolic, renal, immunology, cancer, hematology, neuromuscular, as well as partner-proprietary targets Explore alternative drug delivery approaches to expand into tissues poorly accessed by ASOs and provide improved product profiles Strategic collaborations in above areas will bolster our pipeline and more fully exploit the potential of our TANGO platform and proprietary bioinformatics With our expertise we believe we can drive partnered programs rapidly to clinical proof of concept © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

2020 Early 2020: File IND with FDA 2Q/3Q 2020: Enroll first patient in MONARCH Mid-2020: Nominate new candidate for preclinical development in an additional genetic disease Continuously evaluate potential collaborations to expand the pipeline Build the organization and capabilities to scale as a clinical-stage company Stoke Becomes a Clinical-Stage Company Rapidly Scaling Stoke to Support Growth as a Clinical-Stage Company © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved 2019 2018 Stoke is Poised to Enter the Clinic Stoke is Launched

Cash Expected to be Sufficient to Fund Operations into 2023 © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved Cash, Cash Equivalents and Restricted Cash as of 09/30/2019 $233.2 million Common Shares Outstanding as of 09/30/2019 32,724,153 Raised $151.9 million in net proceeds in June 2019 initial public offering

The Commitment that Drives Stoke © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved

© Copyright 2020 Stoke Therapeutics, Inc. All rights reserved © Copyright 2020 Stoke Therapeutics, Inc. All rights reserved.